American Century Capital Portfolios, Inc.

PROSPECTUS SUPPLEMENT

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REAL ESTATE FUND

Supplement dated November 17, 2008 * Prospectus dated August 1, 2008

DELETE THE LAST SIX SENTENCES OF THE SECOND PARAGRAPH UNDER THE INVESTMENT
ADVISOR ON PAGE 9 OF THE PROSPECTUS.

THE FOLLOWING REPLACES THE FUND MANAGEMENT TEAM SECTION ON PAGE 10 OF THE
PROSPECTUS.

THE FUND MANAGEMENT TEAM

The portfolio manager primarily responsible for the day-to-day management of the fund is identified below.

STEVEN R. BROWN

Mr. Brown, Vice President and Senior Portfolio Manager, has managed the fund since 2008. Prior to joining American Century Investments in 2008, he spent six years at Neuberger Berman, most recently serving as global head of real estate securities. He has a bachelors degree in economics and an MBA in finance from
New York University.

The statement of additional information provides additional information about the accounts managed by the portfolio manager, the structure of his compensation, and his ownership of fund securities.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-63586 0811